Exhibit 21
GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2024

Company Name	State or Sovereign Power of Incorporation
ACAR Leasing Ltd.	Delaware
AFS SenSub Corp.	Nevada
AmeriCredit Financial Services, Inc.	Delaware
APGO Trust	Delaware
Argonaut Holdings LLC	Delaware
Banco GM S.A.	Brazil
Cadillac Europe GmbH	Switzerland
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
Controladora General Motors, S. de R.L. de C.V.	Mexico
Cruise Holdings International LLC	Delaware
Cruise LLC	Delaware
Cruise Middle East Trading LLC	Dubai
Cruise Middle East Transportation LLC	Dubai
Cruise Munich GmbH	Germany
DCJ1 LLC	Delaware
Dealership Liquidations, Inc.	Delaware
DMAX, Ltd.	Ohio
Durant Guild Automotive Sales and Service (Shanghai) Company Limited	China
Equip Insurance Holdings LLC	Delaware
Fuel Cell System Manufacturing LLC	Delaware
GCAR Titling Ltd.	Delaware
General International Limited	Bermuda
General Motors - Colmotores S.A.	Colombia
General Motors (China) Investment Company Limited	China
General Motors (Hong Kong) Company Limited	Hong Kong
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Arabia LLC	Saudi Arabia
General Motors Asia Pacific Holdings, LLC	Delaware
General Motors Asia, LLC	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Automotive Holdings, S.L.	Spain
General Motors Battery Raw Materials Corporation	Canada
General Motors Belgique Automobile NV	Belgium
General Motors Brasil Holdings Ltda.	Brazil
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China LLC	Delaware
General Motors Colombia S.A.S.	Colombia
General Motors de Argentina S.R.L.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors do Brasil Ltda.	Brazil
General Motors Egypt, S.A.E.	Egypt
General Motors Energy LLC	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2024

Company Name	State or Sovereign Power of Incorporation
General Motors Europe Limited	England and Wales
General Motors Financial Chile Limitada	Chile
General Motors Financial Chile S.A.	Chile
General Motors Financial Company, Inc.	Texas
General Motors Financial of Canada, Ltd.	Canada
General Motors France SAS	France
General Motors Germany GmbH	Germany
General Motors Holdings LLC	Delaware
General Motors Insurance Services, Inc.	Arizona
General Motors International Holdings LLC	Delaware
General Motors International Operations Pte. Ltd.	Singapore
General Motors International Services Company SAS	Colombia
General Motors International Services LLC	Delaware
General Motors Investment Management Corporation	Delaware
General Motors Investment Participaçoes Ltda.	Brazil
General Motors Investments Pty. Ltd.	Australia
General Motors Israel Ltd.	Israel
General Motors IT Services (Ireland) Limited	Ireland
General Motors Japan Limited	Japan
General Motors Limited	England and Wales
General Motors LLC	Delaware
General Motors MEO Services FZE	United Arab Emirates
General Motors Norway AS	Norway
General Motors of Canada Company	Canada
General Motors Overseas Corporation	Delaware
General Motors Overseas Distribution LLC	Delaware
General Motors Peru S.A.	Peru
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Sweden AB	Sweden
General Motors Taiwan Ltd.	Taiwan
General Motors Technical Centre India Private Limited	India
General Motors Treasury Center, LLC	Delaware
General Motors Uruguay S.A.	Uruguay
General Motors Ventures LLC	Delaware
Global Services Detroit LLC	Delaware
GM Administradora de Bens Ltda.	Brazil
GM Asia Pacific Regional Headquarters Ltd.	Korea, Republic Of
GM AV LLC	Delaware
GM Battery Modules LLC	Delaware
GM Components Holdings, LLC	Delaware
GM Corretora de Seguros Ltda.	Brazil
GM Corretora de Seguros para Consórcios Ltda.	Brazil
GM Cruise Holdings LLC	Delaware
GM Cruise Recurring Liquidity Opportunity LLC	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2024

Company Name	State or Sovereign Power of Incorporation
GM Defense Canada Company	Nova Scotia
GM Defense International LLC	Delaware
GM Defense LLC	Delaware
GM Deutschland Holdings GmbH	Germany
GM Eurometals, Inc.	Delaware
GM EV Holdings LLC	Delaware
GM EV Infrastructure Holdings Corporation	Delaware
GM Finance Co. Holdings LLC	Delaware
GM Financial Bank	Utah
GM Financial Canada Leasing Ltd.	Canada
GM Financial Colombia Holdings LLC	Delaware
GM Financial Colombia S.A. Compañia de Financiamiento	Colombia
GM Financial de Mexico, S.A. de C.V. SOFOM E.R.	Mexico
GM Financial del Perú S.A.C	Peru
GM Financial Europe Limited	England and Wales
GM Financial Holdings LLC	Delaware
GM Financial Insurance Canada, Inc.	Alberta
GM Financial Insurance Company	Arizona
GM Financial Mexico Holdings LLC	Delaware
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company LLC	Delaware
GM Global Treasury Centre Limited	England and Wales
GM Holdings U.K. No.1 Limited	England and Wales
GM Innovations LLC	Delaware
GM Insurance Indemnity Company	Arizona
GM International Sales Ltd.	Cayman Islands
GM Inversiones Santiago Limitada	Chile
GM Korea Company	Korea, Republic Of
GM LAAM Holdings, LLC	Delaware
GM National Insurance Company	Illinois
GM Personnel Services, Inc.	Delaware
GM Philippines, Inc.	Philippines
GM Property and Casualty Insurance Company	Arizona
GM Protections, LLC	Arizona
GM Raw Material Trading Corp US	Delaware
GM Regional Holdings LLC	Delaware
GM Speciality Vehicles UK Limited	England and Wales
GM Subsystems Manufacturing, LLC	Delaware
GM Technical Center Korea, Ltd.	Korea, Republic Of
GMAC Administradora de Consórcios Ltda.	Brazil
GMCH&SP Private Equity II L.P.	Canada
GM-DI Leasing LLC	Delaware
GMF Funding Corp.	Delaware
GMF Global Assignment LLC	Delaware
GMF International LLC	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2024

Company Name	State or Sovereign Power of Incorporation
GMF Leasing LLC	Delaware
GMF Serviços de Mobilidade Ltda.	Brazil
GMF Wholesale Receivables LLC	Delaware
Grand Pointe Holdings, Inc.	Michigan
Guangxi Haoling Automotive Technology Co., Ltd.	China
Kinohi Insurance Company LLC	Hawaii
Omnibus BB Transportes, S. A.	Ecuador
OnStar Egypt Limited LLC	Egypt
OnStar Global Services Corporation	Delaware
OnStar, LLC	Delaware
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
PIMS Co.	Delaware
Prestadora de Servicios GMF Colombia S.A.S.	Colombia
PT. General Motors Indonesia Manufacturing	Indonesia
Riverfront Holdings, Inc.	Delaware
SAIC General Motors Corporation Limited	China
SAIC General Motors New Energy Vehicle Sales Service (Guangzhou) Co., Ltd.	Hong Kong
SAIC General Motors New Energy Vehicle Sales Service (Shenzhen) Co., Ltd.	China
SAIC General Motors Propulsion System Technology (Shanghai) Company Limited	China
SAIC General Motors Sales Company Limited	China
SAIC GM (Shenyang) NorSom Motors Company Limited	China
SAIC GM Dong Yue Motors Company Limited	China
SAIC GM Dong Yue Powertrain Company Limited	China
SAIC GM WULING Automobile Company Limited	China
SAIC-GMAC Automotive Finance Company Limited	China
SAIC-GMF Leasing Co. Ltd.	China
SAIC-SGMW HK Investment Limited	China
SDI-GM Synergy Cells Holdings LLC	Delaware
SDI-GM Synergy Cells LLC	Delaware
Servicios GMAC S.A. de C.V.	Mexico
Shanghai Chengxin Digital Technology Co., Ltd	Shanghai
Shanghai OnStar Telematics Company Limited	China
Stellar Connected Claims Services, LLC	Arizona
Tooling & Equipment International Corporation	Michigan
Ultium Cells Holdings LLC	Delaware
Ultium Cells LLC	Delaware
Voyage Auto, Inc.	Delaware
WRE, Inc.	Michigan
Zona Franca Industrial Colmotores SAS	Colombia

Total - 175

Pursuant to Item 601(b)(21) of Regulation S-K, we have omitted certain subsidiaries, which considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at December 31, 2024. Additionally, 112 subsidiaries of General

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2024
Motors Financial Company, Inc. have been omitted that operate in the U.S. in the same line of business as General Motors Financial Company, Inc. at December 31, 2024.